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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2003




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                          1-8597                       94-2657368
(State or other jurisdiction     (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On June 19, 2003, The Cooper Companies, Inc. announced that it completed its offering of $100 million of 2.625% convertible senior debentures due 2023 in a private placement. The debentures were issued pursuant to the indenture dated as of June 25, 2003, between The Cooper Companies, Inc. and Wells Fargo Bank, National Association. This indenture is attached to this report as Exhibit 4.1. Nothing in this report shall be deemed to constitute an offer to sell or the solicitation of an offer to buy any securities.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit
  No.             Description
--------          -----------
  4.1             Indenture dated as of June 25, 2003, between The Cooper Companies, Inc.
                  and Wells Fargo Bank, National Association.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE COOPER COMPANIES, INC.


                                             By  /s/ Stephen C. Whiteford
                                                 -------------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)


Dated:  June 25, 2003




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                                  EXHIBIT INDEX


Exhibit                                                                                     Sequentially
  No.             Description                                                               Numbered Page
-------           -----------                                                               --------------
4.1               Indenture dated as of June 25, 2003, between The Cooper Companies, Inc.
                  and Wells Fargo Bank, National Association.